EXHIBIT 99.6
SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is made as of August 29, 2006, by Teragenix Corporation, a Florida corporation (the "Debtor"), to and in favor of Valentin Adia (the “Secured Party”).

Recitals:

A. In connection with the transactions contemplated by the Stock Purchase Agreement, dated as of August 29, 2006 (the “Stock Purchase Agreement”), by and among the Debtor, Joseph Mauro and HemaCare Corporation (the “Parent”), pursuant to which the Parent agreed to purchase all of the issued and outstanding shares of capital stock of the Debtor, the Secured Party received a promissory note in the principal amount of $46,200, of even date herewith, executed by the Parent in favor of the Secured Party (the “Note”).

B. To induce the Secured Party to provide the credit to the Parent evidenced by the Note, and in consideration therefor, the Debtor has agreed to grant to the Secured Party the security interest in the Collateral (as defined below) set forth in this Agreement in order to secure: (i) the Parent’s full and timely payment and performance of all of its obligations under the Note and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Debtor under or pursuant to this Agreement (collectively, the “Secured Obligations”).

Agreement:

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions.

(a) “Accounts” means the right of the Debtor to payment for services rendered which is not evidenced by an instrument or chattel paper, whether or not earned by performance.

(b) “Collateral” means all personal property of the Debtor, whether now owned or hereafter acquired and wherever located, including all of the Debtor’s direct or indirect right, title and interest in and to any and all of the following:

(i) all “accounts” (as such term is defined in UCC), including all Accounts, contract rights and general intangibles (including all tax refunds and claims therefor), receivables and claims whether now or hereafter arising, all guaranties and security therefor and all of the Debtor’s right title and interest in the goods purchased and represented thereby, if any, including all of the Debtor’s rights in and to returned goods and rights of stoppage in transit, replevin and reclamation as unpaid vendor;

(ii) all chattel paper (including both electronic chattel paper and tangible chattel paper);

(iii) all documents and instruments;

(iv) all letters of credit and letter-of-credit rights;

(v) all supporting obligations;

(vi) all deposit accounts;

(vii) all investment property and financial assets;

(viii) all Inventory and all accessions thereto and products thereof and documents therefor;

(ix) all furniture, fixtures, equipment and machinery, wherever located and whether now or hereafter existing, and all parts thereof, accessions thereto, and replacements therefor and all documents and general intangibles covering or relating thereto;

(x) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and any other designs or sources of business identifiers, indicia of origin or similar devices, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated therewith, in each case whether now or hereafter existing, and all rights and interest associated with the foregoing;

(xi) all copyrights, and all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, and all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all rights and interests associated with the foregoing;

(xii) all patents, patent applications, and patentable inventions, all continuations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part, or reissues of any of the foregoing, the right to sue for past, present, and future infringements of any of the foregoing, all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing, and all other rights and benefits relating to any of the foregoing throughout the world;

(xiii) all general intangibles (including all payment intangibles);

(xiv) all software including computer programs and supporting information provided in connection with a transaction relating to the program, and computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program whether or not the program is associated with the goods in such a manner that it customarily is considered part of the goods, and whether or not, by becoming owner of the goods, a person acquires a right to use the program in connection with the goods, and whether or not the program is embedded in goods that consist solely of the medium in which the program is embedded;

(xv) all health care insurance receivables;

(xvi) all commercial tort claims;

(xvii) all books and records pertaining to all of the foregoing property, including computer programs, data, certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contracts, sales orders, and purchasing records; and

(xviii) all products and proceeds of the foregoing, including proceeds of insurance policies.

Anything contained in this Section 1(b) to the contrary notwithstanding, the term “Collateral” shall not include, and the Secured Party shall not have a security interest or lien in, (x) any rights or interests in any contract, permit, license, franchise, charter or license agreement (each, a “Restricted Agreement”) covering personal property that are now or hereafter held by the Debtor; (y) any rights or property to the extent that any valid and enforceable law or regulation applicable thereto prohibits the creation of a security interest therein; or (z) any rights or property that is now or hereafter will be held by the Debtor as a lessee, licensee or debtor under purchase money secured financing, in each case to the extent that: (i) as a result of the grant of a security interest therein, the Debtor’s rights in or with respect to such assets would be forfeited or the Debtor would be deemed to have breached or defaulted under the applicable Restricted Agreement, law, regulation or purchase money secured financing agreement that governs such assets pursuant to restrictions contained in the applicable Restricted Agreement, law, regulation or purchase money secured financing agreement; and (ii) any such restriction is effective and enforceable under applicable law (including Section 9-406, 9-407, 9-408 or 9-409 of the UCC); provided, however, that in no event shall the foregoing be construed to exclude from the security interest created by this Agreement: (1) any and all proceeds of such assets, or (2) such assets at any time that the consent of the other party to the Restricted Agreement is obtained to the grant of a security interest in and to such assets in favor of the Secured Party, which consent the Debtor agrees that it will use its best efforts to obtain upon the Secured Party’s request. Immediately upon the ineffectiveness, lapse or termination of any of the foregoing restrictions, the term “Collateral” shall include, and the Debtor shall be deemed to have granted a security interest in, all such rights, interests or other assets, as the case may be, as if such provision had never been in effect.

(c) “Inventory” means all goods, now owned or hereafter acquired by the Debtor, wherever located, that are held for sale or lease or are to be furnished under any contract of service (including raw materials, work in process, finished goods and materials used or consumed in the manufacture or production thereof, goods in which the Debtor has an interest in mass or a joint or other interest or rights of any kind, and goods which have been returned to or repossessed or stopped in transit by the Debtor).

(d) “Secured Obligations” has the meaning set forth in Recital B above.

UCC Terms. Any term used in the Uniform Commercial Code in effect in the State of California (the “UCC”) and not defined in this Agreement has the meaning given to the term in the UCC.

2. Grant of Security Interest. The Debtor hereby grants to the Secured Party a security interest in all of the Collateral to secure the payment and performance of the Secured Obligations.

3. Covenants and Rights Concerning the Collateral.

3.1 Filing of Financing Statements. The Debtor agrees to comply with all appropriate laws and to take all actions necessary or desirable in the Secured Party’s reasonable judgment to perfect the Secured Party’s security interest in and to the Collateral, to execute and authorize any financing statement or additional documents that the Secured Party may request and to deliver to the Secured Party a list of all locations of its equipment and Inventory, upon reasonable request by the Secured Party. If any item of Collateral or the proceeds thereof is or becomes evidenced by a note, chattel paper, or instrument, the Debtor shall deliver possession thereof to the Secured Party within ten (10) Business Days thereafter, duly endorsed to the Secured Party, to be held by the Secured Party as Collateral hereunder.

3.2 Additional Covenants and Agreements. The Debtor acknowledges and agrees that:

(a) the Secured Party may at any time and from time to time, pursuant to the provisions of Section 3.1 or applicable law, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Debtor of the kind pledged hereunder and which contain any other information required by Part 5 of Article 9 of the UCC or any other federal, state or other statute for the sufficiency of filing office acceptance of any financing statement, continuation statement or amendment, including whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor. The Debtor agrees to furnish any such information to the Secured Party promptly upon request.

(b) the Debtor shall at any time and from time to time, take such steps as the Secured Party may reasonably request for the Secured Party to protect or perfect its security interest in the Collateral, including: (i) use commercially reasonable efforts to obtain an acknowledgment, in form and substance reasonably satisfactory to the Secured Party, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Secured Party; (ii) obtain “control” of any Collateral consisting of investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in the UCC), with any agreements establishing control to be in form and substance satisfactory to the Secured Party; and (iii) otherwise to insure the continued perfection of the Secured Party’s security interest in any of the Collateral and of the preservation of its rights therein.

(c) Nothing contained in this Section 3.2 shall be construed to narrow the scope of the Secured Party’s security interest in any of the Collateral or the perfection thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Secured Party hereunder.

3.3 Limitations on Obligations Concerning Maintenance of Collateral.

(i) Risk of Loss. The Debtor has the risk of loss of the Collateral.

(ii) No Collection Obligation. The Secured Party shall have no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral.

4. The Debtor’s Representations and Warranties. The Debtor represents and warrants to the Secured Party as follows.

4.1 Ownership of Collateral. The Debtor is the sole beneficial owner of the Collateral. The security interest created pursuant this Agreement constitutes a valid security interest in the Collateral.

4.2 Chief Executive Office; Name. The Debtor’s chief executive office is located in Florida; its state of incorporation is Florida; and its exact legal name is as set forth in the preamble to this Agreement.

5. Remedies Upon Default. Upon any default or event of default under the Note, the Debtor agrees and acknowledges that the Secured Party may pursue any remedy available at law or in equity to collect, enforce, satisfy or collect any or all of the Secured Obligations then owing, whether by acceleration or otherwise, and the Secured Party shall have, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which the Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require the Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction of the Debtor's principal office or at such other locations as the Secured Party may reasonably designate. The Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

6. Foreclosure Procedures.

6.1 Notices. The Secured Party shall only be required to give the Debtor such notice of any private or public sale of the Collateral as may be required by the UCC. The Debtor agrees that notice given ten (10) days prior to a public sale or the commencement of efforts for a private sale of the Collateral is commercially reasonable.

6.2 Compliance With Other Laws. The Secured Party will comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

6.3 Purchases by Secured Party. In the event the Secured Party purchases any of the Collateral being sold, the Secured Party may pay for the Collateral by crediting some or all of the Secured Obligations.

7. Miscellaneous.

7.1 Governing Law. Other than matters to which the UCC applies, all questions concerning the construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

7.2 Waiver; Amendment. Any waiver by the Debtor or the Secured Party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of the Debtor or the Secured Party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. This Agreement may be amended only upon the written consent of the Debtor and the Secured Party. Any term of this Agreement may be waived by the Debtor or the Secured Party upon the written consent of the Debtor or the Secured Party (as applicable) that states that it constitutes a waiver to this Agreement and specifies the term(s) of this Agreement being waived.

7.3 Assignment of Rights. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

7.4 Entire Agreement. This Agreement and any other documents expressly referred to herein constitute the entire agreement between the parties hereto relative to the subject matter hereof and supersede all prior agreements (whether written or oral) among the parties hereto concerning the subject matter hereof

7.5 Notices. Except as otherwise expressly set forth herein or in the UCC, all notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All such notices shall be sent to the party to be notified at the address as set forth on the signature pages hereto or at such other address as any party may designate by ten (10) days advance written notice to the other party.

7.6 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement or the validity, legality or enforceability of this Agreement in any other jurisdiction. In such event, this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

7.7 Counterparts; Facsimile Transmission. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Copies of executed signature pages to this Agreement delivered by facsimile transmission shall be considered duly delivered and valid and effective for all purposes.

7.8 Further Assurances. Each party agrees to execute such additional documents or instruments as may be reasonably necessary or desirable in order to carry out the provisions of this Agreement.

7.9 Construction. This Agreement is the result of the joint efforts of the Debtor and the Secured Party, and the provisions hereof have been subject to the mutual consultation, negotiation and agreement of the parties, and no rule of construction shall be applied against any party based on any presumption of that party’s involvement in the drafting of this Agreement. As used herein, the word “including” shall mean “including without limitation”. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

THE DEBTOR:

TERAGENIX CORPORATION

By:	/s/ Judi Irving
Name:	Judi Irving
Title:	CEO

ADDRESS:

Attn: ___________________

THE SECURED PARTY:

/s/ Valentin Adia
Name: Valentin Adia

ADDRESS:	10752 Oak Lane Way
Boca Raton, FL 33498